UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
November 22, 2021
Date of report (Date of earliest event reported)
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SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in its charter)
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Pennsylvania	0-10200	23-1707341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices and Zip Code)
(610) 676-1000
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On November 16, 2021, SEI Investments Company (the "Company") was notified by Retirement Planners of America ("RPOA"), a significant client of the Company’s Investment Advisors business, that RPOA intends to terminate its relationship with the Company and move a majority of the assets managed by RPOA, effective May 15, 2022. RPOA utilizes the Company’s Adviser Managed Trust, a proprietary mutual fund complex predicated on tactical market timing. The funds in the Company’s Adviser Managed Trust are held by RPOA clients only and are not held by any other Company clients. Certain assets currently managed by RPOA will transfer to another investment advisor and continue to be invested utilizing the Company’s platform and investment products. Currently, the Company estimates, assuming RPOA liquidates on the expected date, that the impact to its Investment Advisors business will be approximately $9 million to $11 million in lost revenue in fiscal year 2022.
As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 8.01 shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, the Company may also provide oral or written forward-looking statements in other materials the Company releases to the public. Such forward-looking statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.
Statements that refer to future events or circumstances are forward-looking statements, and include, but are not limited to, the Company’s estimate of the range of lost revenue in its Investment Advisors business for fiscal year 2022, the effective date on which, if at all, RPOA will terminate its relationship with the Company and RPOA assets will leave the Company’s Advisor Managed Trust. In addition, statements that the Company makes in this Current Report on Form 8-K that are not statements of historical fact may also be forward-looking statements. Words such as "expects," or "intends," and variations of such words and similar expressions are intended to identify forward-looking statements.
Undue reliance should not be placed on the Company’s forward-looking statements, as they are based on the current beliefs and expectations of management and subject to significant risks and uncertainties, many of which are beyond the Company’s control or are subject to change. Although the Company believes the assumptions upon which it based its forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in the Company’s forward-looking statements can be found in the "Risk Factors" section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date when made and the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date:	November 22, 2021	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle Chief Financial Officer